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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 7, 2003

ALLOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29815 (Commission File Number)	54-1655029 (I.R.S. Employer Identification No.)
11080 CirclePoint Road, Suite 200 Westminster, Colorado 80020 (303) 426-6262 (Address, including zip code, and telephone number, including area code, of principal executive offices)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

    99.1
    Press Release, dated as of August 7, 2003 entitled "Allos Therapeutics Reports Second Quarter 2003 Financial Results."

Item 12.    Results of Operations and Financial Condition.

        On August 7, 2003, the Company issued a press release relating to the Company's earnings for the second quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1, which is furnished under Item 12 of this report and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2003	ALLOS THERAPEUTICS, INC.
	By:	/s/ MICHAEL E. HART Michael E. Hart President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of August 7, 2003 entitled "Allos Therapeutics Reports Second Quarter 2003 Financial Results."

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX